NEWS RELEASE

EXHIBIT 99.1

COMERICA REPORTS FIRST QUARTER 2004 EARNINGS

DETROIT/April 15, 2004 — Comerica Incorporated (NYSE: CMA) today reported first quarter 2004 earnings of $162 million, or $0.92 per diluted share, compared to $176 million, or $1.00 per diluted share, for the first quarter 2003.

(dollar amounts in millions)	1st Qtr ’04	4th Qtr ’03	1st Qtr ’03
Diluted EPS	$0.92	$0.89	$1.00
Net Interest Income	$445	$457	$511
Net Interest Margin	3.83%	3.83%	4.30%
Provision for Loan Losses	$65	$77	$106
Noninterest Income	$220	$220	$220
Noninterest Expenses	$369	$379	$367
Net Income	$162	$158	$176
Return on Equity	12.71%	12.33%	14.13%

“Continued improvement in credit quality and expense control contributed to higher earnings per share in the first quarter of 2004, compared to the last quarter,” said Ralph W. Babb Jr., chairman, president and chief executive officer. “However, in the current economic environment, our commercial customers are still cautious about investing and, thus, loan demand remained soft.”

Net Interest Income

Net interest income was $445 million for the first quarter 2004, compared to $457 million for the fourth quarter 2003 and $511 million for the first quarter 2003. Average earning assets of $46.8 billion for the first quarter 2004 decreased $700 million from the fourth quarter 2003, or one percent, primarily as a result of declines in average total loans ($500 million). Average deposits for the first quarter 2004 also declined $700 million, or two percent, from the fourth quarter 2003. The decline in deposits was due to reduced levels of certificates of deposits to institutional investors and title and escrow deposits resulting from a slowdown in mortgage financing activity.

Net interest income decreased $12 million, or three percent, from the fourth quarter 2003, primarily as a result of the lower average loans in the first quarter 2004. The net interest margin was stable when compared to the fourth quarter 2003 at 3.83 percent.

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COMERICA REPORTS FIRST QUARTER 2004 EARNINGS — 2

Noninterest Income

Noninterest income was $220 million for the first quarter 2004 and the fourth and first quarters of 2003. Net securities gains were $5 million in the first quarter 2004, compared to $4 million for the fourth quarter 2003 and $13 million for the first quarter 2003.

Noninterest Expenses

Noninterest expenses were $369 million for the first quarter 2004, compared to $379 million for the fourth quarter 2003 and $367 million for the first quarter 2003. Business unit revenue-related incentives, and pension and customer service expenses all contributed to the decline from the fourth quarter 2003, partially offset by increased severance expense.

Credit Quality

(dollar amounts in millions)	1st Qtr '04	4th Qtr '03	1st Qtr '03
Net Charge-offs	$70	$76	$96
Net Charge-offs/Average Total Loans	0.69%	0.75%	0.88%
Provision for Loan Losses	$65	$77	$106
Nonperforming Assets (NPAs)	$522	$538	$641
NPAs/Total Loans, Other Real Estate & Nonaccrual Debt Securities	1.30%	1.33%	1.51%
Allowance for Loan Losses	$798	$803	$801
Allowance for Loan Losses/Total Loans	1.99%	1.99%	1.88%
Allowance for Credit Losses on Lending-related Commitments*	$32	$33	$34

*	Included in “Accrued expenses and other liabilities” on the consolidated balance sheets.

During the quarter, $92 million of loans greater than $2 million were transferred to nonaccrual status, a decrease of $22 million from the fourth quarter of 2003. Nonperforming assets were $522 million at March 31, 2004, a decrease of $16 million from December 31, 2003.

Balance Sheet and Capital Management

Total assets and common shareholders’ equity were $54.5 billion and $5.1 billion, respectively, at March 31, 2004, compared to $52.6 billion and $5.1 billion, respectively, at December 31, 2003. There were approximately 173 million shares outstanding at March 31, 2004, compared to approximately 175 million shares outstanding at December 31, 2003. In the first quarter of 2004, approximately 2.4 million shares were repurchased in the open market for $133 million. Comerica’s first quarter 2004 estimated tier 1 common, tier 1 and total risk-based capital ratios were 7.98 percent, 8.65 percent and 12.60 percent, respectively.

Conference Call and Webcast

Comerica will host a conference call to review first quarter 2004 financial results at 8 a.m. ET Thursday, April 15, 2004. Interested parties may access the conference call by calling (706) 679-5261 (event ID No. 6214515). The call and supplemental financial information can be accessed via a Webcast at www.comerica.com. A replay of the conference call will be available approximately two hours following the call through Wednesday, July 14, 2004. The conference call replay can be accessed by calling (800) 642-1687 or (706) 645-9291 (event ID No. 6214515). A replay of the Webcast can also be accessed at www.comerica.com.

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COMERICA REPORTS FIRST QUARTER 2004 EARNINGS — 3

Comerica Incorporated is a financial services company headquartered in Detroit, strategically aligned into three major lines of business: the Business Bank, Small Business and Personal Financial Services, and Wealth and Institutional Management. Comerica focuses on relationships and helping businesses and people to be successful. To receive e-mail alerts of breaking Comerica news, go to www.comerica.com/newsalerts.

Forward-looking Statement

Any statements in this news release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “believe,” “intend,” “estimate,” “project,” “may” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are predicated on management’s beliefs and assumptions based on information known to Comerica’s management as of the date of this news release and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica’s management for future or past operations, products or services, and forecasts of Comerica’s revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica’s management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, the Company’s actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in the pace of an economic recovery, implementation of Comerica’s strategies and business models, management’s ability to maintain and expand customer relationships, changes in the accounting treatment of any particular item, the impact of regulatory examinations, changes in the businesses or industries in which Comerica has a concentration of loans, the anticipated performance of any new banking branches, the entry of new competitors in Comerica’s markets, changes in the level of fee income, and changes in general economic conditions and related credit and market conditions. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this news release or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Media Contacts:	Investor Contacts:
Sharon R. McMurray	Helen L. Arsenault
(313) 222-4881 Wayne J. Mielke	(313) 222-2840 Judith M. Chavis
(313) 222-4732	(313) 222-6317

CONSOLIDATED FINANCIAL HIGHLIGHTS
Comerica Incorporated and Subsidiaries

	Three Months Ended
	March 31,	December 31,	March 31,
(in millions, except per share data)	2004	2003	2003
PER SHARE AND COMMON STOCK DATA
Diluted net income	$0.92	$0.89	$1.00
Cash dividends declared	0.52	0.50	0.50
Common shareholders’ equity (at period end)	29.41	29.20	28.56

Average diluted shares (in thousands)	175,987	176,559	175,643

KEY RATIOS
Return on average common shareholders’ equity	12.71%	12.33%	14.13%
Return on average assets	1.28	1.22	1.33
Average common shareholders’ equity as a percentage of average assets	10.04	9.92	9.44
Tier 1 common capital ratio *	7.98	8.04	7.47
Tier 1 risk-based capital ratio *	8.65	8.72	8.12
Total risk-based capital ratio *	12.60	12.71	11.73
Leverage ratio *	10.20	10.13	9.46

AVERAGE BALANCES
Commercial loans	$23,087	$23,556	$26,313
Real estate construction loans	3,354	3,500	3,558
Commercial mortgage loans	7,964	7,727	7,254
Residential mortgage loans	874	867	809
Consumer loans	1,607	1,538	1,534
Lease financing	1,291	1,290	1,290
International loans	2,250	2,406	2,760

Total loans	$40,427	$40,884	$43,518
Earning assets	46,822	47,481	48,278
Total assets	50,738	51,385	52,646
Interest-bearing deposits	26,620	27,131	27,550
Total interest-bearing liabilities	31,726	32,237	33,604
Noninterest-bearing deposits	12,985	13,198	13,288
Common shareholders’ equity	5,096	5,100	4,971

NET INTEREST INCOME
Net interest income (fully taxable equivalent basis)	$446	$458	$512
Fully taxable equivalent adjustment	1	1	1
Net interest margin	3.83%	3.83%	4.30%

CREDIT QUALITY
Nonaccrual loans	$489	$507	$624
Other real estate	32	30	13
Nonaccrual debt securities	1	1	4
Total nonperforming assets	522	538	641
Loans past due 90 days or more and still accruing	35	32	50
Gross charge-offs	84	97	100
Recoveries	14	21	4
Net charge-offs	70	76	96

Allowance for loan losses as a percentage of total loans	1.99%	1.99%	1.88%
Net loans charged off as a percentage of average total loans	0.69	0.75	0.88
Nonperforming assets as a percentage of total loans, other real estate and nonaccrual debt securities	1.30	1.33	1.51
Allowance for loan losses as a percentage of total nonperforming assets	153	149	125

ADDITIONAL DATA
Goodwill	$247	$247	$247
Core deposit intangible	1	1	2
Other intangibles	1	1	1
Loan servicing rights	18	17	12
Deferred mutual fund distribution costs	11	12	17
Amortization of intangibles	—	1	—

*	March 31, 2004 ratios are estimated

CONSOLIDATED BALANCE SHEETS
Comerica Incorporated and Subsidiaries

	March 31,	December 31,	March 31,
(in millions, except share data)	2004	2003	2003
ASSETS
Cash and due from banks	$1,661	$1,527	$2,264
Short-term investments	5,734	4,013	4,183
Investment securities available-for-sale	4,639	4,489	4,291

Commercial loans	22,869	22,974	25,213
Real estate construction loans	3,243	3,397	3,609
Commercial mortgage loans	8,029	7,878	7,406
Residential mortgage loans	867	875	826
Consumer loans	1,601	1,568	1,532
Lease financing	1,268	1,301	1,273
International loans	2,135	2,309	2,710

Total loans	40,012	40,302	42,569
Less allowance for loan losses	(798)	(803)	(801)

Net loans	39,214	39,499	41,768
Premises and equipment	378	374	369
Customers’ liability on acceptances outstanding	27	27	28
Accrued income and other assets	2,815	2,663	2,902

Total assets	$54,468	$52,592	$55,805

LIABILITIES AND SHAREHOLDERS’ EQUITY
Noninterest-bearing deposits	$17,208	$14,104	$17,333
Interest-bearing deposits	26,315	27,359	27,040

Total deposits	43,523	41,463	44,373
Short-term borrowings	251	262	545
Acceptances outstanding	27	27	28
Accrued expenses and other liabilities	977	929	788
Medium- and long-term debt	4,597	4,801	5,068

Total liabilities	49,375	47,482	50,802
Common stock — $5 par value:
Authorized - 325,000,000 shares Issued - 178,735,252 shares at 3/31/04, 12/31/03 and 3/31/03	894	894	894
Capital surplus	395	384	365
Accumulated other comprehensive income	92	74	192
Retained earnings	4,030	3,973	3,761
Less cost of common stock in treasury - 5,576,560 shares at 3/31/04, 3,735,163 shares at 12/31/03, and 3,576,115 shares at 3/31/03	(318)	(215)	(209)

Total shareholders’ equity	5,093	5,110	5,003

Total liabilities and shareholders’ equity	$54,468	$52,592	$55,805

CONSOLIDATED STATEMENTS OF INCOME
Comerica Incorporated and Subsidiaries

	Three Months Ended
	March 31,
(in millions, except per share data)	2004	2003
INTEREST INCOME
Interest and fees on loans	$496	$593
Interest on investment securities	40	47
Interest on short-term investments	7	6

Total interest income	543	646
INTEREST EXPENSE
Interest on deposits	73	104
Interest on short-term borrowings	1	3
Interest on medium- and long-term debt	24	28

Total interest expense	98	135

Net interest income	445	511
Provision for loan losses	65	106

Net interest income after provision for loan losses	380	405
NONINTEREST INCOME
Service charges on deposit accounts	62	61
Fiduciary income	44	41
Commercial lending fees	14	15
Letter of credit fees	15	16
Foreign exchange income	9	10
Brokerage fees	10	8
Investment advisory revenue, net	9	7
Bank-owned life insurance	9	9
Equity in earnings of unconsolidated subsidiaries	3	2
Warrant income	1	—
Net securities gains/(losses)	5	13
Other noninterest income	39	38

Total noninterest income	220	220
NONINTEREST EXPENSES
Salaries and employee benefits	226	222
Net occupancy expense	30	32
Equipment expense	15	16
Outside processing fee expense	17	17
Software expense	11	9
Customer services	2	7
Other noninterest expenses	68	64

Total noninterest expenses	369	367

Income before income taxes	231	258
Provision for income taxes	69	82

NET INCOME	$162	$176

Net income applicable to common stock	$162	$176

Basic net income per common share	$0.93	$1.01
Diluted net income per common share	0.92	1.00
Cash dividends declared on common stock	90	87
Dividends per common share	0.52	0.50

CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
Comerica Incorporated and Subsidiaries

	First	Fourth	Third	Second	First	First Quarter 2004 Compared To:
	Quarter	Quarter	Quarter	Quarter	Quarter	Fourth Quarter 2003		First Quarter 2003
(in millions, except per share data)	2004	2003	2003	2003	2003	Amount	Percent	Amount	Percent
INTEREST INCOME
Interest and fees on loans	$496	$511	$530	$577	$593	$(15)	(2.8)%	$(97)	(16.3)%
Interest on investment securities	40	41	37	40	47	(1)	(5.4)	(7)	(14.8)
Interest on short-term investments	7	8	12	10	6	(1)	(2.2)	1	18.5

Total interest income	543	560	579	627	646	(17)	(3.0)	(103)	(15.9)
INTEREST EXPENSE
Interest on deposits	73	77	86	103	104	(4)	(5.8)	(31)	(29.6)
Interest on short-term borrowings	1	1	1	2	3	—	(17.2)	(2)	(78.5)
Interest on medium- and long-term debt	24	25	27	29	28	(1)	0.1	(4)	(12.5)

Total interest expense	98	103	114	134	135	(5)	(4.5)	(37)	(27.2)

Net interest income	445	457	465	493	511	(12)	(2.7)	(66)	(12.9)
Provision for loan losses	65	77	83	111	106	(12)	(15.6)	(41)	(38.7)

Net interest income after provision for loan losses	380	380	382	382	405	—	(0.1)	(25)	(6.1)
NONINTEREST INCOME
Service charges on deposit accounts	62	59	60	58	61	3	5.0	1	2.7
Fiduciary income	44	44	42	42	41	—	0.9	3	6.4
Commercial lending fees	14	17	16	15	15	(3)	(20.2)	(1)	(12.5)
Letter of credit fees	15	16	17	16	16	(1)	(7.1)	(1)	(4.2)
Foreign exchange income	9	6	10	9	10	3	40.3	(1)	(12.8)
Brokerage fees	10	10	8	8	8	—	3.1	2	26.9
Investment advisory revenue, net	9	8	8	7	7	1	6.0	2	33.5
Bank-owned life insurance	9	9	12	12	9	—	(0.8)	—	(0.3)
Equity in earnings of unconsolidated subsidiaries	3	1	2	1	2	2	235.1	1	81.6
Warrant income	1	3	1	—	—	(2)	(64.7)	1	N/M
Net securities gains	5	4	4	29	13	1	30.5	(8)	(60.2)
Other noninterest income	39	43	41	29	38	(4)	(9.4)	1	2.6

Total noninterest income	220	220	221	226	220	—	(0.1)	—	—
NONINTEREST EXPENSES
Salaries and employee benefits	226	227	229	219	222	(1)	(0.6)	4	1.6
Net occupancy expense	30	32	34	30	32	(2)	(5.2)	(2)	(4.5)
Equipment expense	15	15	16	14	16	—	4.2	(1)	(3.3)
Outside processing fee expense	17	18	18	18	17	(1)	(7.5)	—	(4.2)
Software expense	11	9	10	9	9	2	8.1	2	17.0
Customer services	2	7	6	5	7	(5)	(67.9)	(5)	(67.3)
Other noninterest expenses	68	71	64	65	64	(3)	(4.5)	4	6.4

Total noninterest expenses	369	379	377	360	367	(10)	(2.9)	2	0.5

Income before income taxes	231	221	226	248	258	10	4.8	(27)	(10.2)
Provision for income taxes	69	63	69	78	82	6	9.1	(13)	(15.5)

NET INCOME	$162	$158	$157	$170	$176	$4	3.0%	$(14)	(7.8)%

Net income applicable to common stock	$162	$158	$157	$170	$176	$4	3.0%	$(14)	(7.8)%

Basic net income per common share	$0.93	$0.90	$0.90	$0.98	$1.01	$0.03	3.3%	$(0.08)	(7.9)%
Diluted net income per common share	0.92	0.89	0.89	0.97	1.00	0.03	3.4	(0.08)	(8.0)
Cash dividends declared on common stock	90	88	88	87	87	2	2.6	3	3.2
Dividends per common share	0.52	0.50	0.50	0.50	0.50	0.02	4.0	0.02	4.0

N/M — Not meaningful

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES
Comerica Incorporated and Subsidiaries

	2004	2003
(in millions)	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
Balance at beginning of period	$803	$802	$802	$801	$791
Loans charged-off:
Commercial	65	75	71	87	72
Real estate construction:
Real estate construction business line	—	1	—	—	—
Other	—	—	—	—	1

Total real estate construction	—	1	—	—	1
Commercial mortgage:
Commercial real estate business line	—	—	—	4	—
Other	6	6	4	3	5

Total commercial mortgage	6	6	4	7	5
Consumer	2	2	2	2	2
Lease financing	8	—	—	4	—
International	3	13	17	17	20

Total loans charged-off	84	97	94	117	100

Recoveries on loans previously charged-off:
Commercial	10	16	5	6	2
Real estate construction	—	—	—	—	—
Commercial mortgage	—	—	1	—	—
Consumer	—	—	1	—	1
Lease financing	1	—	—	—	—
International	3	5	4	1	1

Total recoveries	14	21	11	7	4

Net loans charged-off	70	76	83	110	96
Provision for loan losses	65	77	83	111	106

Balance at end of period	$798	$803	$802	$802	$801

Allowance for loan losses as a percentage of total loans	1.99%	1.99%	1.97%	1.89%	1.88%
Net loans charged-off as a percentage of average total loans	0.69	0.75	0.79	1.02	0.88

Allowance for credit losses on lending-related commitments*	$32	$33	$29	$33	$34

*	Included in “Accrued expenses and other liabilities” on the consolidated balance sheets.

NONPERFORMING ASSETS
Comerica Incorporated and Subsidiaries

	2004	2003
(in millions)	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
SUMMARY OF NONPERFORMING ASSETS AND PAST DUE LOANS
Nonaccrual loans:
Commercial	$286	$300	$388	$346	$400
Real estate construction:
Real estate construction business line	19	21	28	37	38
Other	5	3	4	3	1

Total real estate construction	24	24	32	40	39
Commercial mortgage:
Commercial real estate business line	3	3	3	3	8
Other	90	84	65	52	49

Total commercial mortgage	93	87	68	55	57
Residential mortgage	3	1	—	—	—
Consumer	2	3	3	2	2
Lease financing	13	24	25	26	35
International	68	68	82	90	91

Total nonaccrual loans	489	507	598	559	624
Reduced-rate loans	—	—	—	—	—

Total nonperforming loans	489	507	598	559	624
Other real estate	32	30	25	18	13
Nonaccrual debt securities	1	1	4	4	4

Total nonperforming assets	$522	$538	$627	$581	$641

Nonperforming loans as a percentage of total loans	1.22%	1.26%	1.47%	1.32%	1.47%
Nonperforming assets as a percentage of total loans, other real estate and nonaccrual debt securities	1.30	1.33	1.54	1.37	1.51
Allowance for loan losses as a percentage of total nonperforming assets	153	149	128	138	125
Loans past due 90 days or more and still accruing	$35	$32	$56	$42	$50

ANALYSIS OF NONACCRUAL LOANS
Nonaccrual loans at beginning of period	$507	$598	$559	$624	$565
Loans transferred to nonaccrual (1)	92	114	211	148	187
Nonaccrual business loan gross charge-offs (2)	(81)	(94)	(92)	(115)	(98)
Loans transferred to accrual status (1)	—	—	—	(6)	(9)
Nonaccrual business loans sold (3)	(14)	(48)	(37)	(56)	(3)
Payments/Other (4)	(15)	(63)	(43)	(36)	(18)

Nonaccrual loans at end of period	$489	$507	$598	$559	$624

(1) Based on an analysis of nonaccrual loans with book balances greater than $2 million.
(2) Analysis of gross loan charge-offs:
Nonaccrual business loans	$81	$94	$92	$115	$98
Performing watch list loans sold	1	1	—	—	—
Consumer loans	2	2	2	2	2

Total gross loan charge-offs	$84	$97	$94	$117	$100

(3) Analysis of loans sold:
Nonaccrual business loans	$14	$48	$37	$56	$3
Performing watch list loans sold	18	15	—	—	—

Total loans sold	$32	$63	$37	$56	$3

(4) Net change related to nonaccrual loans with balances less than $2 million, other than business loan gross charge-offs and nonaccrual loans sold, are included in Payments/Other.

ANALYSIS OF NET INTEREST INCOME (FTE)
Comerica Incorporated and Subsidiaries

	Three Months Ended
	March 31, 2004			December 31, 2003			March 31, 2003
	Average		Average	Average		Average	Average		Average
(dollar amounts in millions)	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Commercial loans	$23,087	$233	4.06%	$23,556	$242	4.08%	$26,313	$273	4.20%
Real estate construction loans	3,354	42	5.01	3,500	44	5.00	3,558	45	5.14
Commercial mortgage loans	7,964	100	5.03	7,727	100	5.11	7,254	101	5.65
Residential mortgage loans	874	13	6.07	867	13	6.16	809	14	6.84
Consumer loans	1,607	20	4.95	1,538	17	4.48	1,534	22	5.90
Lease financing	1,291	14	4.40	1,290	15	4.58	1,290	17	5.12
International loans	2,250	23	4.11	2,406	26	4.36	2,760	30	4.41
Business loan swap income	—	52	—	—	54	—	—	92	—

Total loans	40,427	497	4.94	40,884	511	4.97	43,518	594	5.53
Investment securities available-for-sale (1)	4,551	40	3.48	4,792	42	3.47	3,972	47	4.74
Short-term investments	1,844	7	1.66	1,805	8	1.72	788	6	3.31

Total earning assets	46,822	544	4.67	47,481	561	4.69	48,278	647	5.43
Cash and due from banks	1,664			1,703			1,799
Allowance for loan losses	(831)			(832)			(826)
Accrued income and other assets	3,083			3,033			3,395

Total assets	$50,738			$51,385			$52,646

Money market and NOW deposits	$17,908	42	0.95	$17,991	44	0.98	$16,452	55	1.35
Savings deposits	1,607	2	0.39	1,592	2	0.42	1,549	2	0.61
Certificates of deposit	6,515	26	1.58	6,991	28	1.58	8,862	41	1.87
Foreign office time deposits	590	3	2.41	557	4	2.62	687	6	3.40

Total interest-bearing deposits	26,620	73	1.10	27,131	78	1.13	27,550	104	1.53
Short-term borrowings	311	1	0.89	334	1	0.98	976	3	1.33
Medium- and long-term debt	4,795	24	2.06	4,772	24	2.04	5,078	28	2.23

Total interest-bearing sources	31,726	98	1.25	32,237	103	1.27	33,604	135	1.63
Noninterest-bearing deposits	12,985			13,198			13,288
Accrued expenses and other liabilities	931			850			783
Common shareholders’ equity	5,096			5,100			4,971

Total liabilities and shareholders’ equity	$50,738			$51,385			$52,646

Net interest income/rate spread (FTE)		$446	3.42		$458	3.42		$512	3.80

FTE adjustment		$1			$1			$1

Impact of net noninterest-bearing sources of funds			0.41			0.41			0.50

Net interest margin (as a percentage of average earning assets) (FTE)			3.83%			3.83%			4.30%

(1)	The average rate for investment securities available-for-sale was computed using average historical cost.

CONSOLIDATED STATISTICAL DATA
Comerica Incorporated and Subsidiaries

	March 31,	December 31,	September 30,	June 30,	March 31,
(in millions, except per share data)	2004	2003	2003	2003	2003
Commercial loans:
Floor plan	$2,797	$2,731	$2,053	$2,752	$2,715
Other	20,072	20,243	21,333	22,321	22,498

Total commercial loans	22,869	22,974	23,386	25,073	25,213
Real estate construction loans:
Real estate construction business line	2,628	2,754	2,866	2,959	3,016
Other	615	643	630	619	593

Total real estate construction loans	3,243	3,397	3,496	3,578	3,609
Commercial mortgage loans:
Commercial real estate business line	1,718	1,655	1,574	1,687	1,682
Other	6,311	6,223	6,057	5,920	5,724

Total commercial mortgage loans	8,029	7,878	7,631	7,607	7,406
Residential mortgage loans	867	875	844	828	826
Consumer loans:
Home equity	1,193	1,176	1,110	1,127	1,121
Other consumer	408	392	401	369	411

Total consumer loans	1,601	1,568	1,511	1,496	1,532
Lease financing	1,268	1,301	1,289	1,275	1,273
International loans	2,135	2,309	2,478	2,607	2,710

Total loans	$40,012	$40,302	$40,635	$42,464	$42,569

Goodwill	$247	$247	$247	$247	$247
Core deposit intangible	1	1	2	2	2
Other intangible assets	1	1	1	1	1
Loan servicing rights	18	17	16	14	12
Deferred mutual fund distribution costs	11	12	14	15	17
Amortization of intangibles (quarterly)	—	1	—	—	—

Tier 1 common capital ratio*	7.98%	8.04%	7.92%	7.61%	7.47%
Tier 1 risk-based capital ratio*	8.65	8.72	8.58	8.26	8.12
Total risk-based capital ratio *	12.60	12.71	12.64	12.30	11.73
Leverage ratio*	10.20	10.13	9.54	9.38	9.46

Book value per share	$29.41	$29.20	$29.05	$29.02	$28.56
Market value per share for the quarter:
High	$59.23	$56.34	$49.75	$53.58	$46.74
Low	52.30	46.38	45.28	37.79	37.10
Close	54.32	56.06	46.60	46.50	37.88
Quarterly ratios:
Return on average common shareholders’ equity	12.71%	12.33%	12.55%	13.51%	14.13%
Return on average assets	1.28	1.22	1.16	1.27	1.33
Efficiency ratio	55.84	56.34	55.28	52.02	51.10

Number of banking offices	362	360	358	357	352
Number of employees — full time equivalent	11,237	11,282	11,302	11,479	11,477

*	March 31, 2004 ratios are estimated

PARENT COMPANY ONLY BALANCE SHEETS
Comerica Incorporated

	March 31,	December 31,	March 31,
(in millions, except share data)	2004	2003	2003
ASSETS
Cash and due from banks	$—	$—	$17
Short-term investments with subsidiary bank	227	296	60
Investment in subsidiaries, principally banks	5,643	5,599	5,502
Premises and equipment	3	3	3
Other assets	309	262	284

Total assets	$6,182	$6,160	$5,866

LIABILITIES AND SHAREHOLDERS’ EQUITY
Commercial paper	$—	$—	$100
Long-term debt	839	826	176
Subordinated debt issued to and advances from subsidiaries	—	—	353
Other liabilities	250	224	234

Total liabilities	1,089	1,050	863
Common stock — $5 par value:
Authorized — 325,000,000 shares Issued — 178,735,252 shares at 3/31/04, 12/31/03 and 3/31/03	894	894	894
Capital surplus	395	384	365
Accumulated other comprehensive income	92	74	192
Retained earnings	4,030	3,973	3,761
Less cost of common stock in treasury — 5,576,560 shares at 3/31/04, 3,735,163 shares at 12/31/03 and 3,576,115 shares at 3/31/03	(318)	(215)	(209)

Total shareholders’ equity	5,093	5,110	5,003

Total liabilities and shareholders’ equity	$6,182	$6,160	$5,866

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY
Comerica Incorporated and Subsidiaries

			Accumulated
			Other			Total
	Common	Capital	Comprehensive	Retained	Treasury	Shareholders’
(in millions, except share data)	Stock	Surplus	Income	Earnings	Stock	Equity
BALANCE AT JANUARY 1, 2003	$894	$363	$237	$3,684	$(231)	$4,947
Net income	—	—	—	176	—	176
Other comprehensive loss, net of tax	—	—	(45)	—	—	(45)

Total comprehensive income	—	—	—	—	—	131
Cash dividends declared on common stock ($0.50 per share)	—	—	—	(87)	—	(87)
Net issuance of common stock under employee stock plans	—	(5)	—	(12)	22	5
Recognition of stock-based compensation expense	—	7	—	—	—	7

BALANCE AT MARCH 31, 2003	$894	$365	$192	$3,761	$(209)	$5,003

BALANCE AT JANUARY 1, 2004	$894	$384	$74	$3,973	$(215)	$5,110
Net income	—	—	—	162	—	162
Other comprehensive income, net of tax	—	—	18	—	—	18

Total comprehensive income	—	—	—	—	—	180
Cash dividends declared on common stock ($0.52 per share)	—	—	—	(90)	—	(90)
Purchase of 2,376,593 shares of common stock	—	—	—	—	(133)	(133)
Net issuance of common stock under employee stock plans	—	5	—	(15)	30	20
Recognition of stock-based compensation expense	—	6	—	—	—	6

BALANCE AT MARCH 31, 2004	$894	$395	$92	$4,030	$(318)	$5,093